NASDAQ: EBTX Investor Presentation November 13, 2008 Exhibit 99.1

2 2
Forward-Looking Statements
• This presentation may include forward-looking statements.  These forward-looking statements include comments with respect to assumptions relating to projected growth, earnings, earnings per share and other financial performance measures, as well as management’s short-term and long-term performance, anticipated effects on results of operations or financial condition from recent and expected developments or events relating to business and growth strategies and any other statements, projections or assumptions that are not historical facts.
• These statements are based upon Encore Bancshares, Inc.’s current expectations and beliefs. However, these forward looking statements are based on assumptions and are subject to known and unknown risks, and uncertainties.  Factors that could cause actual results, performance or achievements, to differ materially from anticipated or projected results, performance or achievements expressed or implied by these forward-looking statements as described under “Risk Factors” in the Company’s Annual Report on Form
10-K for the year ended December 31, 2007 and other reports and documents filed by the
Company from time to time with the SEC.
• You should not place undue reliance on any forward-looking statements. These statements speak only as of the date the statement is made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date the statement is made.

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•
Company Type: Financial Holding Company
and Wealth Management Organization
•
Headquarters: Houston, Texas
•
Total Assets: $1.5 billion
•
Total Loans: $1.2 billion
•
Total Deposits: $1.0 billion
•
Total Equity: $161 million
•
Tier 1 Capital: 12.58%
•
Assets Under Management: $2.6 billion
•
Private Client Offices: 17
Encore Profile
As of September 30, 2008.

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Operating Philosophy
• Focus on professional firms, privately-owned
businesses, investors and affluent individuals
• Individual clients generally have a net worth
of between $500,000 and $20 million
• Highly personalized service through private
banker or relationship manager
• Hire and retain experienced financial
professionals
• Arnold Palmer is bank spokesperson

Period-end Balances
$ in millions

ENCOREBANCSHARES, INC.

5 Total Loans & Deposits 1,097 1,198 1,031 908 1,030 1,041 1,032 1,038 0 300 600 900 1,200 2006 2007 Q3 07 Q3 08 Total Loans Deposits

6
Diversified Loan Mix
Consumer
other
3.9%
Residential real
estate 2nd lien
24.3%
Commercial
10.9%
Home equity lines
6.7%
Commercial real
estate
25.5%
Real estate
construction
8.0%
Residential real
estate 1st lien
20.7%
Total Loans: $1.2 billion
September 30, 2008

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Deposit Mix
Money market and
savings
25.9%
Brokered deposits
2.7%
Interest checking
17.6%
Time deposits
$100,000 and
greater
23.6%
Noninterest-
bearing deposits
11.7%
Time deposits less
than $100,000
18.5%
Total Deposit $1.0 billion
September 30,2008

8 8 Earnings 1.9 5.7 7.4 7.5 4.7 0.0 2.0 4.0 6.0 8.0 2006 2007 07 YTD 08 YTD Net Earnings Net Earnings Exclude Reserve Builds

9 Net Interest Margin 2.46% 2.74% 2.69% 3.14% 0.00% 0.80% 1.60% 2.40% 3.20% 2006 2007 YTD 07 YTD 08

10 Efficiency Ratio 73.09% 75.80% 76.19% 75.68% 0.00% 20.00% 40.00% 60.00% 80.00% 2006 2007 YTD 07 YTD 08

11 Allowance For Loan Losses to Total Loans 1.04% 1.02% 1.00% 1.22% 0.00% 0.35% 0.70% 1.05% 1.40% 2006 2007 Q3 07 Q3 08

12 Asset Quality 0.20% 0.19% 1.22% 0.90% 0.38% 0.85% 1.77% 1.05% 0.00% 0.50% 1.00% 1.50% 2.00% 2006 2007 Q3 07 Q3 08 Net Charge-offs/ Avg Loans Non-performing Loans/ Loans

13
Residential Loan Delinquencies
Subprime loans, defined as FICO less than 620 at origination, amounted to $15.5 million and $15.2 million at
December 31, 2007 and September 30, 2008, respectively.
$ in thousands
Delinquent
Amount
30+ Days
First mortgage originated
158,353
$ 1.1%
Second mortgage originated
165,309
0.1%
First mortgage purchased
112,103 2.2%
Second mortgage purchased
25,711
2.1%
HELOC 77,664
1.1%
Total 539,140 $
1.1%
Amount
Delinquent
30+ Days
$ 162,193
0.6%
0.2%
6.4%
3.0%
1.1%
267,130
84,706
22,527
78,631
615,187
1.4%
December 31, 2007
September 30, 2008
$

14 Tier 1 Risk-Based Capital Ratio 12.58% 12.82% 12.91% 13.59% 0.00% 3.50% 7.00% 10.50% 14.00% Q4 07 Q1 08 Q2 08 Q3 08

$ in billions

$ in millions

ENCOREBANCSHARES, INC.

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Wealth Management Business
2.7
2.6
3.0
3.7
0.0
1.0
2.0
3.0
4.0
2006 2007 YTD 07 YTD 08
Net Earnings
2.5
2.6
2.8
2.8
0.0
1.0
2.0
3.0
4.0
2006 2007 Q3 07 Q3 08
Assets Under Management
• Our Wealth Management business contributed 26% of our total revenue for the nine months ended
September 30, 2008.

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Summary
• Improving net interest margin
• Maintaining expense level
• Expanding wealth management
and insurance
• Managing credit quality
• Maintaining strong capital position
• Well positioned in Houston
• Experienced banking team,
management and board